UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A
(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 5, 2007

THE AMACORE GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-27889	59-3206480
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1211 North Westshore Boulevard, Suite 512, Tampa Florida	33607
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (813) 289-5552
_______________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

Explanatory Note

On October 15, 2007, The Amacore Group, Inc. (the “Company”) filed a Current Report on Form 8-K (“Original Form 8-K”) to report the acquisition of LifeGuard Benefit Services, Inc., a Texas corporation (“LifeGuard”), through a stock-for-stock merger between LifeGuard and the Company’s wholly owned subsidiary, LBS Acquisition Corp.  Amendment No. 1 to the Original 8-K (the “First Amendment”) was filed on January 25, 2008 to amend and supplement Item 9.01 of the Original Form 8-K to include the consolidated financial statements of LifeGuard and the unaudited pro forma financial information required pursuant to Item 9.01 of Form 8-K.  After filing of the First Amendment, it was determined that certain amounts in the financial statements and financial information provided in the First Amendment were improperly classified.  In addition, it was determined that certain Notes to the financial statements should be clarified and that certain clarifications to the Statement of Cash Flows should be made.  Specifically: In Exhibit 99.1, on the Balance Sheet certain liabilities were reclassified from long term to short term, resulting in an increase in 2006 of approximately $360,000 in short term liabilities and a corresponding decrease in long term liabilities.  The Income Statement includes basic earnings per share and basic weighted shares outstanding information previously omitted.  In the Statement of Cash Flows certain line items were reclassified consistent with the reclassification undertaken on the Balance Sheet.  However, there was no effect on totals.  The Statement of Stockholders’ Equity was reformatted without change to any numbers.  In the Notes to the Financial Statements:  (a) Note 7 – Fixed Assets, Net, was enhanced to show the item categories that make up Total Fixed Assets, Net; (b) Note 8 – Notes and Loans Payable, was enhanced to show the terms of each of the debt instruments contained therein; and. (c) Note 13 – Related Party Transactions was enhanced to show the ownership interest of the officers in each of the related parties.  In Exhibit 99.2, the Pro Forma Balance Sheet was adjusted to reflect the reclassifications consistent with the Balance Sheet in Exhibit 99.1.  The Pro Forma Income Statement was corrected for a scrivener’s error on the LifeGuard revenue line and the flow-through effects of the change to LifeGuard’s Net Income and the Consolidated Total Revenue and Net Income.

This Amendment No. 2 is being filed as an amendment to and restatement of Amendment No. 1 to include revised consolidated financial statements of LifeGuard and the unaudited pro forma financial information required pursuant to Item 9.01 of Form 8-K.  While the Company believes that the revisions are not material, either individually or in the aggregate, the Company nonetheless determined to file this Amendment No. 2.  As set forth in the Item 4.02 below, the financial statements contained in the First Amendment should no longer be relied upon.

Item 4.02(a) Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On January 25, 2008, it was determined that certain amounts in the financial statements and financial information provided in the First Amendment were improperly classified.  In addition, it was determined that certain Notes to the financial statements should be clarified.  The Company’s Chief Financial Officer, with input from the Company’s independent auditor, made these determinations.  The Company’s Chief Financial Officer discussed the matters set forth in this Item 4.02(a) with the Company’s independent auditor.  While the Company has determined that the clarifications and modifications are not material, either alone or in the aggregate, the Company determined that revised financial statements should, nonetheless, be filed.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

Audited financial statements of LifeGuard Benefit Services, Inc. for the years ended December 31, 2006 and 2005 are attached hereto as Exhibit 99.1 and are incorporated in their entirety herein by reference.

(b) Pro Forma Financial Information.

Unaudited pro forma condensed consolidated financial statements for The Amacore Group, Inc. as of December 31, 2006 are attached hereto as Exhibit 99.2 and are incorporated in their entirety herein by reference.

(d) Exhibits

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.		Description
2.1
Agreement and Plan of Merger between the Company, LifeGuard Benefit Services, Inc. and LBS Acquisition Corp., dated October 5, 2007 (incorporated by reference to Exhibit 2.1 to the Registrant’s Form 8-K filed with the Securities and Exchange Commission on October 15, 2007).

2.2
Addendum to Agreement and Plan of Merger between the Company, LifeGuard Benefit Services, Inc. and LBS Acquisition Corp., dated October 9, 2007 (incorporated by reference to Exhibit 2.2 to the Registrant’s Form 8-K filed with the Securities and Exchange Commission on October 15, 2007).

99.1	*	Audited financial statements of LifeGuard Benefit Services, Inc. for the years ended December 31, 2006 and 2005
99.2	*	Unaudited pro forma condensed consolidated financial statements for The Amacore Group, Inc. as of December 31, 2006

	*	Filed electronically herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE AMACORE GROUP, INC.

Date: January 29, 2008	By:	/s/ Clark A. Marcus
Name: Clark A. Marcus
Title: Chief Executive Officer

EXHIBIT INDEX

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.		Description
2.1
Agreement and Plan of Merger between the Company, LifeGuard Benefit Services, Inc. and LBS Acquisition Corp., dated October 5, 2007 (incorporated by reference to Exhibit 2.1 to the Registrant’s Form 8-K filed with the Securities and Exchange Commission on October 15, 2007).

2.2
Addendum to Agreement and Plan of Merger between the Company, LifeGuard Benefit Services, Inc. and LBS Acquisition Corp., dated October 9, 2007 (incorporated by reference to Exhibit 2.2 to the Registrant’s Form 8-K filed with the Securities and Exchange Commission on October 15, 2007).

99.1	*	Audited financial statements of LifeGuard Benefit Services, Inc. for the years ended December 31, 2006 and 2005
99.2	*	Unaudited pro forma condensed consolidated financial statements for The Amacore Group, Inc. as of December 31, 2006

	*	Filed electronically herewith

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